Exhibit 99.1

Baird’s 2012 Health Care Conference September 5, 2012

This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. Forward-Looking Statements

111 LTAC Hospitals 110 owned - 4,660 beds 1 managed Hospitals in 28 states 956 Outpatient Rehab Clinics in 32 states and the District of Columbia $2.9 Billion Net Revenue LTM Q2 ‘121 $400 Million Adjusted EBITDA LTM Q2 ’121 29,620 Employees in the United States 12 Inpatient Rehab Facilities (IRF) 7 Consolidated - 545 beds 5 Non-consolidated - 264 beds 4 managed units Facilities in 5 states 523 Contract Therapy locations in 31 states and the District of Columbia Note: Statistics as of June 30, 2012 Select Medical Today Specialty Hospitals Segment Outpatient Rehabilitation Segment 1 See slide 32 for non-GAAP reconciliation

2011 Accomplishments Financial Performance Grew YoY Revenue by 17.3% Grew YoY EBITDA by 25.7% Reduced leverage thru Holdco by 1 full turn (4.6x to 3.6x) Free Cash Flow of $171.0 million Added Miami, FL rehab hospital – January 1, 2011 Completed Baylor Health System Rehab JV – April 1, 2011 Completed debt refinancing – June 1, 2011

YTD 2012 Strong 1H results Revenue growth of 7.3% Adjusted EPS growth of 40.5% (excludes loss on debt and tax effect in 2011) Acquired two rehab hospitals in the Baylor joint venture

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix 90% Commercial Payors and Other 10% Medicare/Medicaid 65% Medicare/Medicaid 35% Commercial Payors and Other Note: LTM June 30, 2012 58.5% 55.0% 50.3% 48.3% 49.0% 49.7% 51.5% 41.5% 45.0% 49.7% 51.7% 51.0% 50.3% 48.5% 2005 2006 2007 2008 2009 2010 2011 Medicare/Medicaid Commercial Payors and Other

IRFs and LTACHs in Post Acute Setting Readmission Rates1 2010 Medicare Margin2 2012 Projected Medicare Margin2% 2010 Total Medicare Spending2 Skilled Nursing Facilities 22.0% 18.5% >14.0% 5.1% Home Health Agencies 18.1% 19.4% 13.7% 3.8% Hospice 4.5% 7.1% 5.1% 3.0% Inpatient Rehabilitation 9.4% 8.8% 8.0% 1.2% Long Term Care Hospital 10.0% 6.4% 4.8% 1.0% 1 Medicare Payment Advisory Commission, A Data Book: Healthcare spending and the Medicare program (June 2008): 121 2 Medicare Payment Advisory Commission, A Data Book: Health Care Spending and the Medicare Program (June 2011): 11, 122, 184, 193, 225-7, 248-50, 271-2, 302-4

IRFs and LTACHs in Post Acute Setting Source: Medicare Payment Advisory Commission, A Data Book: Health Care Spending and the Medicare Program (June 2011) (in billions)

Specialty Hospitals Long Term Acute Care

LTACH Overview Major provider of LTACH services in U.S. 111 hospitals 78 are hospital-in-hospital (2,690 beds) 32 are freestanding (1,970 beds) 1 managed freestanding hospital Ownership of freestanding LTACHs 18 owned 14 leased

Closed September 1, 2010 – Purchase Price $210.0M Regency 2009 Audit 2011 1H 2011 1H 2012 Net Revenue $ 375M $ 340M $ 171M $ 178M Adjusted EBITDA $ 28M $ 46M $ 23M $ 34M Adjusted EBITDA Margin 7.5% 13.5% 13.6% 19.4% Purchase multiple EBITDA 7.5x 4.6x Regency Acquisition (23 LTACHs)

MMSEA 2007 – expires December 2012 Hospital in Hospital Rules – suspended at 50% Very Short Stay Outlier Rule – suspended Moratorium on new LTAC hospital licenses Budget Sequestration cuts LTACH Regulatory Environment

Net Market Basket update of 1.7% Three Year Phase In of BNA (1.266% per year) One year extension of 25% Rule at current levels Expiration of moratorium on new LTACHs at 12/29/12 CMS Final Rule – August 2012

Specialty Hospitals Inpatient Rehabilitation

Rehabilitation Business Cornerstone

Kessler
INSTITUTE FOR REHABILITATION
A Division of Select Medical

Kessler Overview

- Founded in 1948
- Largest licensed rehab hospital in U.S. (three campuses)
- 20 consecutive years *U.S. News & World Report* best hospital
- One of six rehab hospitals in U.S. to have model system designation for head injury and spinal cord injury

U.S. News & World Report *Best Rehabilitation Hospital Rankings 2012-2013*

#1	Rehabilitation Institute of Chicago, Chicago, IL
#2	Kessler Institute for Rehabilitation, West Orange, NJ
#3	TIRR Memorial Hermann, Houston, TX
#4	University of Washington Medical Center, Seattle, WA
#5	Spaulding Rehabilitation Hospital, Massachusetts General Hospital, Boston, MA
#6	Mayo Clinic, Rochester, MN
#7	Craig Hospital, Englewood, CO
#8	Rusk Institute, NYU Langone Medical Center, New York, NY
#9	MossRehab-Albert Einstein, Philadelphia, PA
#10	Shepherd Center, Atlanta, GA

15

Select Medical: Improving Quality of Life

Rehab JV Overview 2 inpatient hospitals 1 managed inpatient rehab unit 32 outpatient locations 16 contract therapy locations 3 occupational health clinics 3 day institute clinics 4 inpatient hospitals 3 managed inpatient rehab units 35 outpatient locations 1 contract therapy location 54 bed rehab hospital

Inpatient Rehab Regulatory Environment Net Market basket increase 1.9% effective October 2012

Outpatient Rehabilitation Outpatient Rehab Clinics

Outpatient Rehab Clinics Outpatient Rehab Facilities (Number of Facilities) 956 Source: Company public filings and websites as of June 30, 2012. 26 164 419 700

Outpatient Rehabilitation Contract Therapy

Contract Services 523 contracts in 31 states and the District of Columbia 2011 Revenue $164.3M Organic growth only

Outpatient Rehab Regulatory Environment Commercial - Stable Medicare MPPR changes to therapy payments (effective January 2011) 25% reductions to practice expense component for 2nd and subsequent codes Contract Therapy rates

Financial Overview

$2,390 $2,240 $2,153 Note: In Millions CAGR 9.2% CAGR 12.7% $307 $330 $270 Net Revenue Adjusted EBITDA $2,805 $386 Net Revenue and Adjusted EBITDA Trends $1,392 $1,494 $206 $219 2008 2009 2010 2011 1H '11 1H'12 Specialty Outpatient Other 2008 2009 2010 2011 1H '11 1H '12 Specialty Outpatient

Key Financial Metrics Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of this computation, outpatient rehabilitation clinic revenue does not include managed clinic or contract services revenue $102 $102 $101 $103 $102 $103 4,534 4,502 4,567 4,470 2,283 2,319 2008 2009 2010 2011 1H '11 1H '12 $1,444 $1,495 $1,474 $1,497 $1,510 $1,539 41 43 46 55 27 28 2008 2009 2010 2011 1H '11 1H '12

Annual Capital Expenditures ($ in millions) 2008 2009 2010 2011 Maintenance Development $52 $ 46 $57 $58

Free Cash Flow Free Cash Flow1 ($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment Intense Focus on Free Cash Flow Generation 1 See slide 32 for non-GAAP reconciliation $51 $108 $93 $171 $202 2008 2009 2010 2011 LTM Q2 '12

As of 12/31/08 As of 12/31/09 As of 12/31/10 As of 12/31/11 As of 6/30/12 Proforma 6/30/12 Cash and Equivalents $ 64 $ 84 $ 4 $ 12 $ 22 $ 5 Revolving Credit Facility ($300mm) 150 0 25 40 0 0 Term Loan B 657 483 482 838 834 1,101 Other Debt 5 6 6 5 7 7 Total Senior Debt 811 489 513 883 841 1,108 Sr. Sub. Notes due 2015 658 612 612 345 345 70 Total Op. Co. Debt $ 1,469 $ 1,101 $ 1,125 $ 1,228 $ 1,186 $ 1,178 Op. Co. Net Debt / Adjusted EBITDA1 5.2x 3.1x 3.7x 3.2x 2.9x 2.9x Sr. Floating Rate Notes due 2015 (Hold Co.) 175 167 167 167 167 167 Sr. Sub. Notes due 2015 (Hold Co.) 136 137 139 0 0 0 Total Debt $ 1,780 $ 1,405 $ 1,431 $ 1,395 $ 1,353 $1,345 Total Net Debt / Adjusted EBITDA1 6.4x 4.0x 4.6x 3.6x 3.3x 3.3x 1 See slide 32 for non-GAAP reconciliation ($ in millions) Capitalization Details

2012 Financial Guidance Net Revenue $ 2,900M - $ 2,975M Adjusted EBITDA $ 400M - $ 410M EPS $ 1.01 - $ 1.06

Questions

Appendix: Additional Materials

Non-GAAP Reconciliation 2008 2009 2010 2011 1H ’11 1H ’12 LTM Q2 ‘12 Net Income $ 25 $ 79 $ 82 $ 113 $ 49 $ 87 $ 151 (+) Income tax 26 37 42 71 38 55 89 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries - - 1 (3) 0 (5) (8) (+/-) Other expense / (income) - 1 (1) - - - - (+) Interest expense, net 146 132 112 99 51 48 96 (-/+) (Gain) / Loss on debt retirement (1) (13) - 31 31 - - (+) Depreciation and Amortization 72 71 69 71 35 32 68 (+) Stock Based Compensation 2 23 2 4 2 2 4 Adjusted EBITDA $ 270 $ 330 $ 307 $ 386 $205 $ 219 $ 400 Net Cash Provided by Operating Activities $ 107 $ 166 $ 145 $ 217 $ 84 $ 119 $ 252 (-) Purchase of Property and Equipment 56 58 52 46 24 28 50 Free Cash Flow $ 51 $ 108 $ 93 $ 171 $ 60 $ 91 $202 ($ in millions)

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